Exhibit 10.1(b)
Contract Amendment for Medicaid and BadgerCare
HMO Services

The Contract entered into for the period February 1, 2006 through December 31, 2007 between the State of Wisconsin acting by or through the Department of Health and Family Services, hereinafter referred to as “Department,” and Managed Health Services, hereinafter referred to as the “Contractor,” is hereby amended effective January 1, 2007 as follows:

1.	Article XVIII, C. Add language below at the beginning:

An HMO may be eligible for an enhanced rate increase by region if all of the following applies:

a.  The HMO serves a county that has at least 20,000 eligible Family  Medicaid and BadgerCare enrollees;

b.  As of November 1, 2006, the enrollment limits of the HMOs serving that  county are not sufficient for the Department to enroll all of those eligible  enrollees; and,

c.  The HMO agrees to increase its enrollment limit that was in effect on November  1, 2006.

If the HMOs that increase their enrollment limits under this paragraph 1., do not increase sufficient for the Department to enroll all eligible enrollees then the Department may assign a higher enrollment limit for each of those HMOs.

An HMO that accepts this enhanced rate increase cannot decrease its enrollment limit for two years from the date the increase is effective without the approval of the Department.

2.	Delete Addendum IIIA - Rate Chart. Replace with new Addendum IIIA - Rate Chart. (Attached)

      3. All other terms and conditions of the February 1, 2006 through December 31, 2007 contract and any prior amendments that are not affected by this
Amendment shall remain in full force and effect through the end of the contract period.

HMO Name	Department of Health and Family Services
Official Signature /s/ Linda McKnew	Official Signature /s/ Kevin R. Hayden
Printed Name Linda McKnew	Printed Name Kevin R. Hayden
Title President & CEO	Title Administrator Division of Health Care Financing
Date 12-14-06	Date 1-4-07

Addendum III-A:
CY 2007 Final AFDC/HS Children Capitation Rates by Age/Gender & Rate Region
effective January 1st, 2007

All Services Capitation Rate by Age/Gender and Rate Region
	Rate Region >	1	2	3	4	5	6	7	8	9	40	13	18	30	67
Age Range	Age Code	Duluth/ Superior	Wausau/ Rhinelander	Green Bay	Twin Cities	Marshfield/ Stevens Point	Appleton/ Oshkosh	La Crosse	Madison	Southeast Wisconsin	Milwaukee County	Dane County	Eau Claire County	Kenosha County	Waukesha County
<1	A	$ 366.94	$ 357.21	$ 361.51	$ 389.16	$ 352.89	$ 325.99	$ 318.85	$ 345.01	$ 328.93	$ 350.28	$ 317.61	$ 327.61	$ 391.72	$ 359.32
01-05	B	$ 79.37	$ 77.04	$ 77.69	$ 83.30	$ 77.43	$ 70.68	$ 69.21	$ 74.66	$ 70.59	$ 74.75	$ 68.42	$ 70.54	$ 83.65	$ 75.88
06-14	C	$ 67.82	$ 65.65	$ 66.00	$ 70.52	$ 66.99	$ 60.49	$ 59.30	$ 63.81	$ 59.88	$ 63.06	$ 58.24	$ 60.07	$ 70.65	$ 63.44
15-20F	E	$ 242.68	$ 236.03	$ 238.16	$ 256.61	$ 235.58	$ 215.92	$ 211.53	$ 228.17	$ 216.34	$ 229.36	$ 209.41	$ 217.27	$ 256.78	$ 234.29
15-20M	D	$ 93.43	$ 90.71	$ 91.20	$ 98.18	$ 91.84	$ 83.29	$ 81.74	$ 87.85	$ 82.69	$ 87.16	$ 80.29	$ 83.71	$ 97.69	$ 88.38
21-34F	G	$ 351.51	$ 342.17	$ 345.21	$ 372.80	$ 340.87	$ 312.70	$ 306.48	$ 330.44	$ 313.49	$ 332.33	$ 303.33	$ 315.88	$ 372.20	$ 340.21
21-34M	F	$ 202.81	$ 197.43	$ 198.93	$ 215.20	$ 197.29	$ 180.51	$ 177.08	$ 190.62	$ 180.51	$ 190.97	$ 174.79	$ 182.85	$ 214.03	$ 195.43
35+F	I	$ 428.98	$ 417.77	$ 421.32	$ 455.80	$ 416.06	$ 381.65	$ 374.22	$ 403.22	$ 382.47	$ 405.25	$ 370.09	$ 386.59	$ 454.01	$ 415.33
35+M	H	$ 338.91	$ 330.00	$ 332.78	$ 359.93	$ 328.88	$ 301.54	$ 295.68	$ 318.55	$ 302.08	$ 319.99	$ 292.35	$ 305.34	$ 358.51	$ 327.81

Dental_No Chiropractic Service Capitation Rate by Age/Gender and Rate Region
	Rate Region >	1	2	3	4	5	6	7	8	9	40	13	18	30	67
Age Range	Age Code	Duluth/ Superior	Wausau/ Rhinelander	Green Bay	Twin Cities	Marshfield/ Stevens Point	Appleton/ Oshkosh	La Crosse	Madison	Southeast Wisconsin	Milwaukee County	Dane County	Eau Claire County	Kenosha County	Waukesha County
<1	A	$ 366.54	$ 356.73	$ 361.17	$ 388.36	$ 352.30	$ 325.60	$ 318.35	$ 344.67	$ 328.72	$ 350.25	$ 317.37	$ 326.63	$ 391.57	$ 359.12
01-05	B	$ 78.96	$ 76.55	$ 77.34	$ 82.48	$ 76.82	$ 70.28	$ 68.70	$ 74.31	$ 70.38	$ 74.71	$ 68.17	$ 69.54	$ 83.51	$ 75.66
06-14	C	$ 67.20	$ 64.92	$ 65.48	$ 69.29	$ 66.08	$ 59.89	$ 58.54	$ 63.28	$ 59.55	$ 63.01	$ 57.87	$ 58.56	$ 70.42	$ 63.12
15-20F	E	$ 241.16	$ 234.22	$ 236.87	$ 253.58	$ 233.32	$ 214.44	$ 209.63	$ 226.86	$ 215.56	$ 229.22	$ 208.49	$ 213.54	$ 256.24	$ 233.50
15-20M	D	$ 92.32	$ 89.39	$ 90.25	$ 95.96	$ 90.18	$ 82.20	$ 80.35	$ 86.89	$ 82.11	$ 87.05	$ 79.62	$ 80.98	$ 97.29	$ 87.80
21-34F	G	$ 348.90	$ 339.06	$ 342.99	$ 367.59	$ 336.99	$ 310.15	$ 303.24	$ 328.19	$ 312.14	$ 332.10	$ 301.75	$ 309.47	$ 371.24	$ 338.86
21-34M	F	$ 200.73	$ 194.95	$ 197.16	$ 211.05	$ 194.21	$ 178.48	$ 174.49	$ 188.83	$ 179.42	$ 190.78	$ 173.53	$ 177.74	$ 213.27	$ 194.34
35+F	I	$ 425.21	$ 413.28	$ 418.12	$ 448.27	$ 410.47	$ 377.97	$ 369.53	$ 399.97	$ 380.51	$ 404.90	$ 367.81	$ 377.34	$ 452.64	$ 413.38
35+M	H	$ 335.90	$ 326.42	$ 330.22	$ 353.92	$ 324.42	$ 298.60	$ 291.94	$ 315.96	$ 300.51	$ 319.72	$ 290.52	$ 297.94	$ 357.42	$ 326.25

Chiropractic_No Dental Service Capitation Rate by Age/Gender and Rate Region
	Rate Region >	1	2	3	4	5	6	7	8	9	40	13	18	30	67
Age Range	Age Code	Duluth/ Superior	Wausau/ Rhinelander	Green Bay	Twin Cities	Marshfield/ Stevens Point	Appleton/ Oshkosh	La Crosse	Madison	Southeast Wisconsin	Milwaukee County	Dane County	Eau Claire County	Kenosha County	Waukesha County
<1	A	$ 366.90	$ 357.18	$ 361.48	$ 389.13	$ 352.85	$ 325.96	$ 318.82	$ 344.98	$ 328.90	$ 350.25	$ 317.58	$ 327.58	$ 391.69	$ 359.30
01-05	B	$ 74.35	$ 72.46	$ 73.21	$ 79.17	$ 71.68	$ 66.09	$ 64.73	$ 69.89	$ 66.53	$ 70.70	$ 64.28	$ 66.89	$ 79.14	$ 72.66
06-14	C	$ 59.76	$ 58.29	$ 58.80	$ 63.89	$ 57.75	$ 53.13	$ 52.13	$ 56.14	$ 53.36	$ 56.56	$ 51.58	$ 54.21	$ 63.41	$ 58.27
15-20F	E	$ 234.43	$ 228.49	$ 230.79	$ 249.81	$ 226.12	$ 208.38	$ 204.17	$ 220.32	$ 209.66	$ 222.70	$ 202.58	$ 211.28	$ 249.37	$ 228.99
15-20M	D	$ 85.61	$ 83.56	$ 84.21	$ 91.75	$ 82.87	$ 76.15	$ 74.77	$ 80.41	$ 76.36	$ 80.85	$ 73.83	$ 78.02	$ 90.67	$ 83.37
21-34F	G	$ 342.66	$ 334.09	$ 337.30	$ 365.52	$ 330.72	$ 304.62	$ 298.59	$ 322.03	$ 306.33	$ 325.19	$ 296.02	$ 309.45	$ 364.25	$ 334.54
21-34M	F	$ 195.93	$ 191.14	$ 192.77	$ 209.54	$ 189.40	$ 174.22	$ 170.95	$ 184.07	$ 174.94	$ 185.42	$ 169.10	$ 177.85	$ 207.85	$ 191.01
35+F	I	$ 419.39	$ 408.99	$ 412.73	$ 447.91	$ 405.06	$ 372.87	$ 365.66	$ 394.08	$ 374.70	$ 397.50	$ 362.15	$ 379.61	$ 445.38	$ 409.17
35+M	H	$ 330.45	$ 322.27	$ 325.20	$ 352.96	$ 319.19	$ 293.80	$ 288.13	$ 310.50	$ 295.23	$ 313.16	$ 285.35	$ 299.19	$ 350.90	$ 322.38

No Chiropractic & No Dental Service Capitation Rate by Age/Gender and Rate Region
	Rate Region >	1	2	3	4	5	6	7	8	9	40	13	18	30	67
Age Range	Age Code	Duluth/ Superior	Wausau/ Rhinelander	Green Bay	Twin Cities	Marshfield/ Stevens Point	Appleton/ Oshkosh	La Crosse	Madison	Southeast Wisconsin	Milwaukee County	Dane County	Eau Claire County	Kenosha County	Waukesha County
<1	A	$ 366.50	$ 356.70	$ 361.14	$ 388.33	$ 352.26	$ 325.57	$ 318.32	$ 344.64	$ 328.69	$ 350.22	$ 317.34	$ 326.60	$ 391.54	$ 359.09
01-05	B	$ 73.94	$ 71.97	$ 72.86	$ 78.35	$ 71.07	$ 65.69	$ 64.22	$ 69.54	$ 66.32	$ 70.66	$ 64.03	$ 65.89	$ 79.00	$ 72.45
06-14	C	$ 59.14	$ 57.55	$ 58.28	$ 62.66	$ 56.84	$ 52.53	$ 51.36	$ 55.61	$ 53.03	$ 56.51	$ 51.21	$ 52.70	$ 63.18	$ 57.95
15-20F	E	$ 232.91	$ 226.68	$ 229.50	$ 246.78	$ 223.86	$ 206.90	$ 202.28	$ 219.01	$ 208.88	$ 222.56	$ 201.66	$ 207.55	$ 248.83	$ 228.21
15-20M	D	$ 84.50	$ 82.24	$ 83.26	$ 89.53	$ 81.22	$ 75.06	$ 73.39	$ 79.45	$ 75.78	$ 80.74	$ 73.16	$ 75.29	$ 90.27	$ 82.79
21-34F	G	$ 340.05	$ 330.97	$ 335.08	$ 360.31	$ 326.84	$ 302.07	$ 295.35	$ 319.78	$ 304.98	$ 324.96	$ 294.44	$ 303.04	$ 363.29	$ 333.18
21-34M	F	$ 193.85	$ 188.66	$ 191.00	$ 205.39	$ 186.32	$ 172.19	$ 168.36	$ 182.28	$ 173.85	$ 185.23	$ 167.84	$ 172.74	$ 207.09	$ 189.93
35+F	I	$ 415.62	$ 404.50	$ 409.53	$ 440.38	$ 399.47	$ 369.19	$ 360.97	$ 390.83	$ 372.74	$ 397.15	$ 359.87	$ 370.36	$ 444.01	$ 407.22
35+M	H	$ 327.44	$ 318.68	$ 322.64	$ 346.95	$ 314.72	$ 290.86	$ 284.39	$ 307.91	$ 293.66	$ 312.89	$ 283.52	$ 291.79	$ 349.81	$ 320.82

An HMO may be eligible for a 2.7% increase above the rate effective 1/1/2007 if all of the following applies:

a. the HMO serves a county that has at least 20,000 eligible Family Medicaid and BadgerCare enrollees;

b. as of November 1, 2006, the enrollment limits of the HMOs serving that county are not sufficient for the Department to enroll all of those eligible enrollees; and,

c. the HMO agrees to increase its enrollment limit that was in effect on November 1, 2006.

effective January 1st, 2007

All Services
		Duluth/	Wausau/			Marshfield/	Appleton/			Southeast
		Superior	Rhinelander	Green Bay	Twin Cities	Stevens Point	Oshkosh	La Crosse	Madison	Wisconsin	Milwaukee	Dane	Eau Claire	Kenosha	Waukesha
Age Range	Gender	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Age 0	All	$366.94	$357.21	$361.51	$389.16	$352.89	$325.99	$318.85	$345.01	$328.93	$350.28	$317.61	$327.61	$391.72	$359.32
Age 1-14	All	$69.01	$65.90	$66.76	$68.74	$64.27	$64.47	$53.19	$70.74	$66.02	$64.07	$60.65	$59.53	$73.52	$67.36
Age 15-20	F	$143.47	$139.50	$140.36	$145.31	$132.66	$133.28	$110.58	$147.64	$138.64	$132.11	$128.70	$125.87	$151.90	$142.44
Age 15-20	M	$104.07	$100.57	$101.43	$104.79	$96.44	$96.85	$80.19	$106.96	$100.24	$96.12	$92.74	$90.77	$110.43	$102.76
Age 21-34	F	$218.97	$214.49	$215.45	$223.10	$201.06	$202.74	$168.40	$225.65	$212.88	$201.32	$198.58	$193.38	$231.37	$219.56
Age 21-34	M	$127.22	$124.53	$124.90	$129.72	$117.69	$118.06	$98.22	$131.15	$123.25	$116.66	$114.79	$112.33	$134.34	$126.84
Age 35-44	F	$283.84	$278.69	$279.74	$289.79	$260.27	$262.58	$218.25	$292.64	$276.37	$260.75	$258.18	$251.21	$299.69	$285.34
Age 35-44	M	$198.86	$195.19	$195.86	$203.04	$182.70	$184.08	$153.05	$205.04	$193.44	$182.58	$180.62	$175.96	$209.94	$199.59
Age 45+	F	$367.82	$361.13	$362.63	$375.42	$336.78	$340.12	$282.60	$379.19	$358.35	$338.13	$334.84	$325.50	$388.42	$370.14
Age 45+	M	$323.51	$317.14	$318.88	$329.51	$295.50	$299.04	$248.13	$333.34	$315.33	$298.01	$294.55	$285.83	$341.95	$325.80

Dental Services - No Chiropractic
		Duluth/	Wausau/			Marshfield/	Appleton/			Southeast
		Superior	Rhinelander	Green Bay	Twin Cities	Stevens Point	Oshkosh	La Crosse	Madison	Wisconsin	Milwaukee	Dane	Eau Claire	Kenosha	Waukesha
Age Range	Gender	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Age 0	All	$366.54	$356.73	$361.17	$388.36	$352.30	$325.60	$318.35	$344.67	$328.72	$350.25	$317.37	$326.63	$391.57	$359.12
Age 1-14	All	$68.31	$64.76	$66.00	$67.41	$62.99	$63.69	$52.28	$69.86	$65.45	$63.95	$60.03	$58.49	$73.05	$66.85
Age 15-20	F	$141.57	$136.44	$138.33	$141.75	$129.21	$131.23	$108.13	$145.27	$137.12	$131.80	$127.04	$123.08	$150.64	$141.09
Age 15-20	M	$102.83	$98.56	$100.10	$102.46	$94.18	$95.50	$78.59	$105.41	$99.24	$95.91	$91.65	$88.95	$109.60	$101.87
Age 21-34	F	$216.43	$210.40	$212.73	$218.34	$196.44	$199.98	$165.12	$222.47	$210.84	$200.91	$196.37	$189.65	$229.68	$217.75
Age 21-34	M	$125.12	$121.15	$122.65	$125.79	$113.86	$115.78	$95.51	$128.52	$121.58	$116.32	$112.96	$109.25	$132.95	$125.34
Age 35-44	F	$280.54	$273.37	$276.20	$283.61	$254.25	$258.99	$213.98	$288.51	$273.72	$260.22	$255.30	$246.36	$297.50	$282.98
Age 35-44	M	$196.31	$191.08	$193.13	$198.27	$178.05	$181.31	$149.76	$201.86	$191.41	$182.17	$178.40	$172.22	$208.26	$197.78
Age 45+	F	$363.91	$354.85	$358.45	$368.12	$329.67	$335.88	$277.56	$374.31	$355.23	$337.49	$331.44	$319.78	$385.84	$367.36
Age 45+	M	$320.88	$312.89	$316.06	$324.58	$290.69	$296.17	$244.73	$330.04	$313.22	$297.57	$292.25	$281.96	$340.21	$323.92

Chiropractic Services - No Dental
		Duluth/	Wausau/			Marshfield/	Appleton/			Southeast
		Superior	Rhinelander	Green Bay	Twin Cities	Stevens Point	Oshkosh	La Crosse	Madison	Wisconsin	Milwaukee	Dane	Eau Claire	Kenosha	Waukesha
Age Range	Gender	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Age 0	All	$366.90	$357.18	$361.48	$389.13	$352.85	$325.96	$318.82	$344.98	$328.90	$350.25	$317.58	$327.58	$391.69	$359.30
Age 1-14	All	$59.36	$58.74	$58.82	$61.02	$54.18	$54.78	$45.62	$61.30	$58.10	$54.39	$54.52	$52.92	$62.53	$60.18
Age 15-20	F	$132.75	$131.54	$131.54	$136.74	$121.45	$122.51	$102.16	$137.15	$129.84	$121.36	$121.88	$118.52	$139.69	$134.46
Age 15-20	M	$94.05	$93.14	$93.19	$96.79	$85.97	$86.79	$72.34	$97.15	$92.02	$86.07	$86.37	$83.91	$99.02	$95.31
Age 21-34	F	$210.15	$207.96	$208.20	$216.06	$191.85	$193.89	$161.48	$217.02	$205.64	$192.48	$192.98	$187.34	$221.33	$213.00
Age 21-34	M	$120.10	$119.25	$119.04	$124.03	$110.25	$110.91	$92.64	$124.18	$117.40	$109.52	$110.26	$107.45	$126.23	$121.54
Age 35-44	F	$275.09	$272.21	$272.54	$282.80	$251.12	$253.79	$211.38	$284.07	$269.18	$251.97	$252.62	$245.21	$289.72	$278.83
Age 35-44	M	$191.81	$189.96	$190.06	$197.40	$175.33	$177.00	$147.52	$198.14	$187.65	$175.51	$176.14	$171.13	$201.91	$194.34
Age 45+	F	$357.42	$353.43	$354.08	$367.11	$325.91	$329.68	$274.44	$369.01	$349.81	$327.70	$328.23	$318.37	$376.58	$362.40
Age 45+	M	$314.35	$310.35	$311.35	$322.19	$285.92	$289.84	$240.95	$324.38	$307.81	$288.82	$288.73	$279.56	$331.52	$318.98

No Dental or Chiropractic
		Duluth/	Wausau/			Marshfield/	Appleton/			Southeast
		Superior	Rhinelander	Green Bay	Twin Cities	Stevens Point	Oshkosh	La Crosse	Madison	Wisconsin	Milwaukee	Dane	Eau Claire	Kenosha	Waukesha
Age Range	Gender	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Age 0	All	$366.50	$356.70	$361.14	$388.33	$352.26	$325.57	$318.32	$344.64	$328.69	$350.22	$317.34	$326.60	$391.54	$359.09
Age 1-14	All	$58.66	$57.61	$58.06	$59.70	$52.90	$54.00	$44.71	$60.42	$57.53	$54.27	$53.90	$51.88	$62.06	$59.67
Age 15-20	F	$130.85	$128.48	$129.51	$133.18	$118.00	$120.46	$99.71	$134.78	$128.32	$121.05	$120.23	$115.73	$138.43	$133.11
Age 15-20	M	$92.81	$91.14	$91.86	$94.46	$83.71	$85.44	$70.73	$95.60	$91.02	$85.86	$85.28	$82.09	$98.19	$94.42
Age 21-34	F	$207.61	$203.86	$205.48	$211.30	$187.23	$191.13	$158.21	$213.84	$203.60	$192.07	$190.77	$183.61	$219.64	$211.19
Age 21-34	M	$118.00	$115.87	$116.79	$120.10	$106.42	$108.63	$89.93	$121.55	$115.73	$109.18	$108.43	$104.37	$124.84	$120.04
Age 35-44	F	$271.78	$266.89	$269.00	$276.62	$245.10	$250.20	$207.11	$279.94	$266.53	$251.44	$249.73	$240.36	$287.53	$276.47
Age 35-44	M	$189.26	$185.85	$187.33	$192.63	$170.68	$174.23	$144.23	$194.96	$185.62	$175.10	$173.91	$167.39	$200.23	$192.53
Age 45+	F	$353.51	$347.14	$349.90	$359.81	$318.81	$325.44	$269.40	$364.13	$346.69	$327.06	$324.83	$312.65	$374.00	$359.62
Age 45+	M	$311.72	$306.10	$308.53	$317.26	$281.12	$286.97	$237.55	$321.08	$305.70	$288.38	$286.43	$275.69	$329.78	$317.10

An HMO may be eligible for a 2.7% increase above the rate effective 1/1/2007 if all of the following applies:

a. the HMO serves a county that has at least 20,000 eligible Family Medicaid and BadgerCare enrollees;
b. as of November 1, 2006, the enrollment limits of the HMOs serving that county are not sufficient for the Department to enroll all of those eligible enrollees; and,
c. the HMO agrees to increase its enrollment limit that was in effect on November 1, 2006.

CY 2007 Healthy Start Pregnant Women Capitation Rates by Rate Region and Service
effective January 1st, 2007

2007 HSPW RATES	1	2	3	4	5	6	7	8	9	10	11	12	13	14
	Duluth/	Wausau/			Marshfield/	Appleton/			Southeast
	Superior	Rhinelander	Green Bay	Twin Cities	Stevens Point	Oshkosh	La Crosse	Madison	Wisconsin	Milwaukee	Dane	Eau Claire	Kenosha	Waukesha
All Services	$690.40	$646.80	$647.21	$745.55	$676.15	$637.81	$644.62	$713.23	$661.23	$809.72	$723.07	$778.83	$732.77	$677.14
Dental, No Chiro	$688.47	$643.91	$645.83	$742.45	$672.58	$635.65	$642.31	$711.05	$659.85	$809.43	$721.78	$775.04	$732.10	$676.26
Chiro, No Dental	$687.57	$644.74	$644.98	$742.53	$672.88	$634.18	$642.36	$710.08	$658.65	$805.17	$719.95	$776.88	$727.48	$674.81
No Dental or Chiro	$685.64	$641.85	$643.60	$739.43	$669.31	$632.02	$640.05	$707.90	$657.27	$804.88	$718.66	$773.09	$726.81	$673.93

2007 Rates by service and Rate Region
All Services	$690.40	$646.80	$647.21	$745.55	$676.15	$637.81	$644.62	$713.23	$661.23	$809.72	$723.07	$778.83	$732.77	$677.14
Medical	$685.64	$641.85	$643.60	$739.43	$669.31	$632.02	$640.05	$707.90	$657.27	$804.88	$718.66	$773.09	$726.81	$673.93
Dental	$2.83	$2.06	$2.23	$3.02	$3.27	$3.63	$2.26	$3.15	$2.58	$4.55	$3.12	$1.95	$5.29	$2.33
Chiro	$1.93	$2.89	$1.38	$3.10	$3.57	$2.16	$2.31	$2.18	$1.38	$0.29	$1.29	$3.79	$0.67	$0.88